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                                                                    Exhibit 24.2

                              CALIBER SYSTEM, INC.

                               401(k) SAVINGS PLAN
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned members of the Caliber System, Inc. 401(k) Savings Plan Administrative Committee, constituting all of the members in office at the date hereof, hereby constitutes and appoints Daniel J. Sullivan, Louis J. Valerio, John E. Lynch, Jr., and Kathryn W. Dindo, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact and agent of the undersigned, to sign and file on his behalf and in his name, place and stead, in any and all capacities, under the Securities Act of 1933, one or more Registration Statements on Form S-8 relating to the registration, offer and sale of such number of shares of common stock, without par value, as shall be determined from time to time, issued and to be issued or acquired in connection with the Company's 401(k) Savings Plan (the "Plan") and participation interests in the Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state regulatory authority, including any state securities regulatory board or commission, pertaining to the securities subject to such registrations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any such substitute.


         EXECUTED this 14th day of May, 1997.
                       ----


/s/ DONALD C. BROWN                      /s/ JOHN P. CHANDLER
----------------------------             --------------------------------
Donald C. Brown                          John P. Chandler



/s/ THOMAS R. WARREN
----------------------------
Thomas R. Warren